UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2001

                         THE NATIONWIDE COMPANIES, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                     000-28593               65-0962627
------------------------------      -------------         -------------------
(State or other jurisdiction        (Commission           (IRS Employer
   of incorporation)                file number)          Identification No.)


4350 Oakes Road, Suite 512
Davie, FL                                                     33314
------------------------------                           -------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (954) 584-5080
                                                     ---------------------

                           FOCUS FINANCIAL GROUP, INC.
                              22154 Martella Avenue
                              Boca Raton, FL 33433
        ----------------------------------------------------------------
        (Former name and/or former address, if changes since last report)




Copy of Communications to:
                                  Mintmire & Associates
                                  265 Sunrise Avenue, Suite 204
                                  Palm Beach, FL 33480
                                  (561) 832-5696

ITEM 5.              OTHER EVENTS.

     On January 8, 2001, Focus Financial Group, Inc. n/k/a The Nationwide Companies, Inc., a Florida corporation (the "Company"), and The Nationwide
Companies, Inc. n/k/a Team Nationwide, Inc., a Florida corporation, and the individual holders of all of the outstanding capital stock of The Nationwide Companies, Inc. (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of Common Stock of The Nationwide Companies, Inc. in exchange for 300,000 Shares of Common Stock of the Company. The reorganization is being accounted for as a reverse acquisition.

     Simultaneously with the closing of the Reorganization, the then officer and director of the Company tendered her resignation in accordance with the terms of the Agreement. Richard L. Loehr was elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Richard L. Loehr, Chief Executive Officer and President, Lynda M. Davis, Vice-President and Secretary, Douglas Borr, Vice-President and Carol Boozer, Vice-President and Treasurer..

     The Company also announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from Focus Financial Group, Inc. to The Nationwide Companies, Inc. Total issued and outstanding stock after effecting the Share Exchange Agreement is 800,000.

     Copies of the Agreement are filed herewith as Exhibit 4.2, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     (4) Financial statements of The Nationwide Companies, Inc., a Florida corporation, will be filed by amendment to this Form 8-K not later than sixty
(60) days from the filing of this report.

(d)  Pro forma financial information.

     (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)  Exhibits

Exhibit 4.2 Share Exchange Agreement between Focus Financial Group, Inc. n/k/a The Nationwide Companies, Inc. and The Nationwide Companies, Inc. n/k/a Team Nationwide, Inc. dated January 8, 2001.

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                THE NATIONWIDE COMPANIES, INC.
                                         (Registrant)

Date:      January 8, 2001      By: /s/ Richard L. Loehr
                                -----------------------------------
                                Richard L. Loehr, President, CEO and Director